Exhibit 10.9(k)

Amendment No. 10 to

Receivables Loan Agreement

This Amendment no. 10 to Receivables Loan Agreement (this “Amendment”), effective as of February 14, 2019 (the “Effective Date”), is executed by and among HILTON GRAND VACATIONS TRUST I LLC, a Delaware limited liability company (together with its successors and assigns, the “Borrower”), the financial institutions signatory hereto as Managing Agents, the financial institutions signatory hereto as Conduit Lenders, the financial institutions signatory hereto as Committed Lenders and DEUTSCHE BANK SECURITIES, INC., as Administrative Agent.  Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed thereto in the “Receivables Loan Agreement” (defined below).

WITNESSETH:

WHEREAS, the Borrower, the Managing Agents party thereto, the Administrative Agent, Wells Fargo Bank National Association, as Securities Intermediary and Paying Agent, the Conduit Lenders party thereto, and the Committed Lenders party thereto are parties to that certain Receivables Loan Agreement dated as of May 9, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Loan Agreement”); and

WHEREAS, as provided herein, the parties hereto have agreed to amend certain provisions of the Receivables Loan Agreement and provide certain waivers under the Receivables Loan Agreement and the other Facility Documents, each as further described below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.Amendment to the Receivables Loan Agreement.  Effective as of the Effective Date, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Receivables Loan Agreement is hereby amended by amending and restating the definition of “Default Ratio” set forth in Section 1.01 of the Receivables Loan Agreement as follows:

““Default Ratio” means, for any Collection Period, the ratio, expressed as a percentage, computed by dividing (i) the aggregate Timeshare Loan Balances of all Pledged Timeshare Loans that became Defaulted Timeshare Loans during such Collection Period and were not substituted for or repurchased prior to the related Distribution Date (with the outstanding principal balance of each such Pledged Timeshare Loan determined as of the last day of the Collection Period on which such Pledged Timeshare Loan became a Defaulted Timeshare Loan) by (ii) the aggregate Timeshare Loan Balances of all Pledged Timeshare Loans on the last day of such Collection Period.”

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SECTION 2.Waiver.  Prior to the Effective Date, clause (ii) of the definition Delinquency Ratio was calculated giving effect to substitutions and repurchases of Defaulted Timeshare Loans and the acquisition by the Borrower of Additional Timeshare Loans, in each case on or prior to the related Determination Date.  Effective as of the Effective Date, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Administrative Agent and the Managing Agents waive any Default, Event of Default, Unmatured Servicer Termination Event or Servicer Termination Event directly related to the Default Ratio being calculated prior to the date hereof in the manner contemplated by such definition after giving effect to this Amendment and to the Delinquency Ratio being calculated in accordance with the prior sentence. The foregoing waivers do not and shall not apply to any other Default, Event of Default, Unmatured Servicer Termination Event or Servicer Termination that may currently be outstanding, and shall not apply to any future Default, Event of Default, Unmatured Servicer Termination Event or Servicer Termination. Without limiting the generality of the foregoing, the Borrower agrees that the foregoing waivers and the execution, delivery and effectiveness of this Amendment shall not entitle the Borrower to any future or additional consent, amendment, waiver or modification of any provision of the Receivables Loan Agreement or any other Facility Document, nor shall the execution and delivery of this Amendment establish a course of dealing among the Borrower, the Administrative Agent and the Managing Agents or in any other way obligate the Administrative Agent or the Managing Agents to hereafter provide any consent, amendment, waiver or modification of any provision of the Receivables Loan Agreement or any other Facility Document.

SECTION 3.Conditions Precedent.  This Amendment shall become effective on the Effective Date upon the satisfaction of the Administrative Agent having received counterparts of this Amendment executed by each of the parties hereto.

SECTION 4.Representations, Warranties and Confirmations.  The Borrower hereby represents and warrants that:

4.1It has the power and is duly authorized, including by all limited liability company action on its part, to execute and deliver this Amendment.

4.2This Amendment has been duly and validly executed and delivered by it.

4.3This Amendment and Receivables Loan Agreement as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

4.4Immediately prior, and after giving all effect, to this Amendment, the covenants, representations and warranties of the Borrower set forth in the Receivables Loan Agreement are true and correct in all material respects as of the date hereof (except to the extent such representations or warranties relate solely to an earlier date and then as of such date).

4.5Immediately prior, and after giving all effect, to this Amendment, and other than any Servicer Termination Event, Unmatured Servicer Termination Event, Default or Event of Default directly related to the Default Ratio being calculated prior to the date hereof in the manner contemplated by such definition after giving effect to this Amendment and to the Delinquency Ratio being calculated in accordance with the first sentence of Section 3 of this Amendment, no event, condition or circumstance has occurred and is continuing which constitutes a Servicer Termination Event, Unmatured Servicer Termination Event, Default or Event of Default.

SECTION 5.Delivery of Executed Amendment.  The Borrower covenants and agrees that it will deliver an executed copy of this Amendment to the Paying Agent and the Custodian promptly following the effectiveness hereof.

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SECTION 6.Entire Agreement.  The parties hereto hereby agree that this Amendment constitutes the entire agreement concerning the subject matter hereof and supersedes any and all written and/or oral prior agreements, negotiations, correspondence, understandings and communications.

SECTION 7.Effectiveness of Amendment.  Except as expressly amended by the terms of this Amendment, all terms and conditions of the Receivables Loan Agreement and the other Facility Documents, as applicable, shall remain in full force and effect and are hereby ratified and confirmed.  This Amendment shall not operate as a consent, waiver, amendment or other modification of any other term or condition set forth in the Receivables Loan Agreement and the other Facility Documents or any right, power or remedy of the Administrative Agent or any Managing Agent or Lender under the Receivables Loan Agreement and the other Facility Documents, except as expressly modified hereby.  Upon the effectiveness of this Amendment, each reference in the Receivables Loan Agreement to “this Agreement” or “this Receivables Loan Agreement” or words of like import shall mean and be references to the Receivables Loan Agreement, as applicable, as amended hereby, and each reference in any other Facility Document to the Receivables Loan Agreement or to any terms defined in the Receivables Loan Agreement which are modified hereby shall mean and be references to the Receivables Loan Agreement, or to such terms as modified hereby.

SECTION 8.GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.Binding Effect.  This Amendment shall be binding upon and shall be enforceable by parties hereto and their respective successors and permitted assigns.

SECTION 10.Headings.  The Section headings herein are for convenience only and will not affect the construction hereof.

SECTION 11.Novation.  This Amendment does not constitute a novation or termination of the Receivables Loan Agreement or any Facility Document and all obligations thereunder are in all respects continuing with only the terms thereof being modified as provided herein.

SECTION 12.Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in a “.pdf” file shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 13.Fees, Costs and Expenses.  The Borrower agrees to pay on demand all reasonable fees and out-of-pocket expenses of Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent, incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection herewith.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

HILTON GRAND VACATIONS TRUST I LLC,
as Borrower

By:	/s/ Mark Laurent
Name:	Mark Laurent
Title:	VP Treasury

[Signature Page to Amendment No. 10 to Receivables Loan Agreement]

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Deutsche Bank SECURITIES, INC.,
as Administrative Agent

By:	/s/ Robert Sannicandro
Name:	Robert Sannicandro
Title:	Managing Director

By:	/s/ Alex Nixon
Name:	Alex Nixon
Title:	Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH
as a Committed Lender and a Managing Agent

By:	/s/ Robert Sannicandro
Name:	Robert Sannicandro
Title:	Managing Director

By:	/s/ Alex Nixon
Name:	Alex Nixon
Title:	Vice President

[Signature Page to Amendment No. 10 to Receivables Loan Agreement]

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BANK OF AMERICA, N.A.,
as a Committed Lender and a Managing Agent

By:	/s/ Carl W. Anderson
Name:	Carl W. Anderson
Title:	Managing Director

[Signature Page to Amendment No. 10 to Receivables Loan Agreement]

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BARCLAYS BANK PLC,
as a Committed Lender and a Managing Agent

By:	/s/ Chin-Yong Choe
Name:	Chin-Yong Choe
Title:	Director

SHEFFIELD RECEIVABLES COMPANY LLC,
as a Conduit Lender

By:	Barclays Bank PLC,
as attorney-in-fact

By:	/s/ Chin-Yong Choe
Name:	Chin-Yong Choe
Title:	Director

[Signature Page to Amendment No. 10 to Receivables Loan Agreement]

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WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Committed Lender and a Managing Agent

By:	/s/ Leigh Poltrack
Name:	Leigh Poltrack
Title:	Vice President

[Signature Page to Amendment No. 10 to Receivables Loan Agreement]

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SUNTRUSTBANK,
as a Committed Lender and a Managing Agent

By:	/s/ Emily Shields
Name:	Emily Shields
Title:	First Vice President

[Signature Page to Amendment No. 10 to Receivables Loan Agreement]

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Acknowledged and agreed:

HILTON RESORTS CORPORATION,
as Seller

By:	/s/ Mark Laurent
Name:	Mark Laurent
Title:	VP, Portfolio

GRAND VACATIONS SERVICES LLC,
as Servicer

By:	/s/ Mark Laurent
Name:	Mark Laurent
Title:	VP, Portfolio

[Signature Page to Amendment No. 10 to Receivables Loan Agreement]

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WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Backup Servicer

By:	/s/ Jennifer C. Westberg
Name:	Jennifer C. Westberg
Title:	Vice President

[Signature Page to Amendment No. 10 to Receivables Loan Agreement]

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